UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2007

Commission	Registrant’s Name and	I.R.S. Employer
File Number	State of Incorporation or Organization	Identification No.
0001261679	MSW Energy Holdings LLC Delaware	14-1873119
0001261680	MSW Energy Finance Co., Inc Delaware	20-0047886
0001276518	MSW Energy Holdings II LLC Delaware	13-3213489
0001276517	MSW Energy Finance Co. II, Inc Delaware	20-0400947
c/o Covanta Holding Corporation
40 Lane Road
Fairfield, New Jersey 07004

(Registrant’s Address of Principal Executive Office and Zip Code)
973-882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 23, 2007, Covanta Holding Corporation (“Covanta”) issued a press release announcing that Covanta had commenced cash tender offers (the “Tender Offers”) on such date for any and all of the following outstanding notes (collectively, the “Notes”) issued by indirect subsidiaries of Covanta: (i) 8 1/2% Senior Secured Notes due 2010 issued by MSW Energy Holdings LLC and its wholly-owned subsidiary, MSW Energy Finance Co., Inc., (ii) 7 3/8% Senior Secured Notes due 2010 issued by MSW Energy Holdings II LLC and its wholly-owned subsidiary, MSW Energy Finance Co. II, Inc., and (iii) 6.26% Senior Notes due 2015 of Covanta ARC LLC. In connection with each of the Tender Offers, Covanta is soliciting (the “Solicitations”) the consents of the holders of each of the Notes to certain proposed amendments to the indentures governing such Notes. The primary purpose of the Solicitations and the proposed amendments is to eliminate from the indentures substantially all of the restrictive covenants and certain events of default provisions contained therein. The Tender Offers expire on 5:00 p.m., New York City time, on February 21, 2007, unless extended or earlier terminated by the Company and the Solicitations expire at 5:00 p.m., New York City time, on February 5, 2007, unless extended by the Company. Covanta has appointed Lehman Brothers Inc. as the sole dealer-manager and sole solicitation agent for the Tender Offers and the Solicitations.
     A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference to this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Covanta Holding Corporation, dated January 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 24, 2007

MSW ENERGY HOLDINGS LLC
(Registrant)

By:	/s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: Senior Vice President
MSW ENERGY FINANCE CO., INC.
(Registrant)

By:	/s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: Senior Vice President
MSW ENERGY HOLDINGS II LLC
(Registrant)

By:	/s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: Senior Vice President
MSW ENERGY FINANCE CO. II, INC.
(Registrant)

By:	/s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Covanta Holding Corporation, dated January 23, 2007

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